UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2016
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.    Other Events.
On March 8, 2016, First Niagara Financial Group, Inc. (“First Niagara”), each of its directors and KeyCorp entered into a memorandum of understanding with plaintiffs regarding the settlement of a putative consolidated class action captioned In re First Niagara Financial Group, Inc. Shareholders Litigation, Case No. 812908/2015 (the “Actions”), pending before the Supreme Court of the State of New York, Erie County (the “Court”).
The Actions relate to the Agreement and Plan of Merger, dated as of October 30, 2015, by and between KeyCorp and First Niagara. Pursuant to the memorandum of understanding, First Niagara and KeyCorp agreed to make available additional information to the stockholders of First Niagara and KeyCorp. The additional information is contained in the supplement (the “Supplement”) to the Joint Proxy Statement/Prospectus of KeyCorp and First Niagara, dated February 4, 2016 (the “Joint Proxy Statement”) attached as Exhibit 99.1 hereto. The Supplement should be read in conjunction with the Joint Proxy Statement and the documents incorporated by reference therein. After reaching agreement on the substantive terms of the settlement, the parties also agreed that the plaintiffs may apply to the Court for an award of reasonable attorneys’ fees, costs and expenses to be paid by First Niagara, its successor in interest and/or its insurer.
First Niagara, KeyCorp and the other defendants deny all of the allegations made by plaintiffs in the Actions and believe the disclosures in the Joint Proxy Statement are adequate under the law. Nevertheless, First Niagara, KeyCorp and the other defendants have agreed to settle the Actions in order to avoid the costs, disruption, and distraction of further litigation.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Supplement, dated March 8, 2016 to the Joint Proxy Statement/Prospectus of KeyCorp and First Niagara Financial Group, Inc., dated February 4, 2016.

Important Additional Information and Where to Find it
In connection with the proposed merger, KeyCorp has filed with the SEC a Registration Statement on Form S-4, as amended, that includes the Joint Proxy Statement of KeyCorp and First Niagara and a Prospectus of KeyCorp, as well as other relevant documents concerning the proposed transaction. The definitive Joint Proxy Statement/Prospectus has been declared effective by the SEC and mailed to stockholders of KeyCorp and First Niagara. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about KeyCorp and First Niagara, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from KeyCorp at investor.key.com or from First Niagara by accessing First Niagara’s website at www.firstniagara.com. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to KeyCorp Investor Relations at Investor Relations, KeyCorp, 127 Public Square, Mailcode OH-01-27-0737, Cleveland, Ohio 44114-1306, by calling (216) 689-3000, or by sending an e-mail to investor_relations@keybank.com or to First Niagara Investor Relations at 726 Exchange Street, Suite 618, Buffalo, New York 14210, by calling (716) 819-5669 or by sending an e-mail to investor@fnfg.com. In addition, KeyCorp and First Niagara use their respective Investor Relations websites and social media outlets as channels of distribution of material company information. Such information is accessible on KeyCorp’s and First Niagara’s Investor Relations websites, as well as on their respective Facebook pages and through their Twitter accounts and LinkedIn accounts.
KeyCorp and First Niagara and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of KeyCorp and First Niagara in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding KeyCorp’s directors and executive officers is contained in KeyCorp’s Proxy Statement on Schedule 14A, dated April 7, 2015, which is filed with the SEC. Information regarding First Niagara’s directors and executive officers is contained in First Niagara’s Proxy Statement on Schedule 14A, dated March 23, 2015, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/

Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: March 9, 2016	By:/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)

EXHIBIT INDEX

Exhibit No.	Description

99.1        Supplement dated March 9, 2016 to the Joint Proxy Statement/Prospectus of KeyCorp and First Niagara
Financial Group, Inc. dated February 4, 2016.